EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

Arch Therapeutics, Inc.

20 William Street, Suite 270

Wellesley, Massachusetts 02481

Ladies and Gentlemen:

1.                  Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Arch Therapeutics, Inc., a Nevada corporation (the “Company”), the principal amount of the Company’s 8% Convertible Notes due 2016 (the (“Notes”), in the form of Exhibit A hereto, at a purchase price equal to 100% of the face amount thereof. The Notes are convertible into shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), at a conversion price of $0.20 per share, subject to adjustment as specified therein. The shares of Common Stock issuable upon the conversion of the Notes are hereinafter referred to herein as the “Conversion Shares.” The Notes and the Conversion Shares are hereinafter collectively referred to as the “Securities”.

2.             The Offering. The Company is conducting a private placement of the Notes to accredited investors (the “Offering”). This Subscription Agreement (this “Subscription Agreement”) is one in a series of similar subscription agreements expected to be entered into pursuant to the Offering. No closing of the Offering shall occur unless a minimum of $750,000 in aggregate principal amount of the Notes has been sold in the Offering.

3.             Deliveries and Payment. Simultaneously with the execution hereof, the Purchaser shall deliver to the Company a completed and executed signature page to this Subscription Agreement. The Notes will be issued and sold by the Company to the Purchasers at a closing (the “Closing”), to occur on or before March 13, 2015 (the “Closing Date”). At the Closing, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company the Notes being subscribed for by the Purchaser hereunder. On or before the Closing, the Purchaser shall make a wire transfer payment in the full amount of the purchase price for the Notes for which the Purchaser is subscribing in this Subscription Agreement to be purchased on the Closing to an account specified in writing by the Company. The funds wired by the Purchaser will be held by the Company in a non-interest-bearing account until the earliest to occur of (a) the Closing Date and (b) the rejection of this subscription by the Company. No escrow account will be established or maintained in connection with the Offering.

4.             Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this subscription or any other subscription for Notes, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company executes and delivers to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

Within five (5) calendar days of the Closing, the Company shall deliver to the Purchaser the Notes purchased by such Purchaser.

5.             Representations and Warranties of the Purchaser.

The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a)                The Purchaser is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement;

(b)               The execution, delivery and performance by the Purchaser of this Agreement have been duly authorized and each will constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equity principles;

(c)                None of the Securities are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Notes is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) thereof and the provisions of Regulation D (“Regulation D”) as promulgated by the Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(d)               The Securities to be received by the Purchaser hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. The Purchaser is not a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or an entity engaged in a business that would require it to be so registered;

(e)                The Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby;

(f)                Neither the SEC nor any state securities commission or other regulatory authority has approved the Securities, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of any information provided by the Company to the Purchaser in connection with the Offering;

(g)               The Purchaser acknowledges that the Company files reports and other documents with the SEC pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the “SEC Documents”), and that the Purchaser and its Advisers have had access to the SEC Documents. The Purchaser has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities;

(h)               The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising;

(i)                 The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions payable by the Company pursuant to the terms of any contract to which the Company is a party);

(j)                 The Purchaser is aware that an investment in the Company is subject to substantial risks as disclosed in the SEC Documents;

(k)               At the time such Purchaser was offered the Securities, it was, at the date hereof it is, and on the date of any conversion or sale of the Notes and/or the Conversion Shares it will be (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act and (ii) an “institutional investor” as defined in Financial Industry Regulatory Authority Rule 5110(d)(4)(B). Such Purchaser is not a registered broker dealer registered under Section 15(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an entity engaged in the business of being a broker dealer. Either such Purchaser is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker dealer, or is acquiring the Notes in the ordinary course of business. Such Purchaser maintains its principal executive office at the location specified on its signature page hereto;

(l)                 Neither the Purchaser, nor any of its affiliates, nor any person claiming by or through any of them, is subject to any “bad actor” disqualification specified in Rule 506(d) of Regulation D (a “Disqualification Event”). The Purchaser undertakes to update the Company in the event that the Purchaser (or any of its affiliates, or any person claiming by or through any of them) subsequently becomes subject to a Disqualification Event;

(m)             It is understood that the Notes and any certificates representing the Conversion Shares will bear the following legend:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(n)               The Purchaser understands and acknowledges that other investors may not participate in the Offering.

6.             Representations and Warranties of the Company

The Company hereby acknowledges, represents, warrants, and agrees as follows:

(a)                The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the Notes (the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Company’s board of directors and other than the 8-K Filing (as defined below) and a Form D and any other filings as may be required by any state securities agencies, no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governing body. This Agreement has been, and the other Transaction Documents will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(b)               As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than the maximum number of shares of Common Stock issuable upon conversion of the Notes (without taking into account any limitations on the conversion of the Notes. The issuance of the Conversion Shares is duly authorized, and upon conversion in accordance with the Notes, the Conversion Shares, when issued, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Purchaser in this Agreement and the filing with the SEC of a Form D following the Closing, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act of 1933, as amended (the “Act”).

(c)                The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Conversion Shares will not (i) result in a violation of the Charter (as defined below) (including, without limitation, any certificates of designation contained therein) or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company, or Bylaws (as defined below), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, federal and state securities laws and regulations and the rules and regulations of the OTCQB tier of the OTC Marketplace (the “Principal Market”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) above, for such conflicts, defaults or rights that could not reasonably be expected to have a Material Adverse Effect (as defined below).

(d)               The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Closing have been obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock therefrom in the foreseeable future.

(e)                Since the date of the Company’s most recent audited financial statements contained in a Form 10-K filed under the Securities Exchange Act of 1934 (a “Form 10-K”), there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at such Closing, will not be Insolvent (as defined below). For purposes of this Section 6(e), “Insolvent” means, (I) with respect to the Company and its Subsidiaries, on a consolidated basis, (i) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (ii) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (II) with respect to the Company and each Subsidiary, individually, (i) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (ii) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital.

(f)                No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any Purchaser’s investment hereunder or (iii) could have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under this Agreement or the Warrants.

(g)               Neither the Company, any of its Subsidiaries or any director, officer, agent, employee, nor any other Person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Government Entity, as defined below, to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Governmental Official, for the purpose of: (i)(1) influencing any act or decision of such Government Official in his/her official capacity, (2) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (3) securing any improper advantage, or (4) inducing such Government official to influence or affect any act or decision of any Government Entity, or (ii) assisting the Company or its subsidiary in obtaining or retaining business for or with, or directing business to, the Company or its subsidiary. “Government Entity” as used in the previous paragraph means any government or any department, agency or instrumentality thereof, including any entity or enterprise owned or controlled by a government, or a public international organization.

(h)               Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its and its Subsidiaries’ relations with their respective employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(i)                 It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by this Agreement in connection with the Form 8-K Filing (as defined below), in accordance with the terms thereof, the Purchaser has not been asked by the Company or any of its Subsidiaries to agree, nor has the Purchaser agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) the Purchaser, and counterparties in “derivative” transactions to which any the Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to the Purchaser’s knowledge of the transactions contemplated by this Agreement; and (iii) the Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by this Agreement pursuant to the Form 8-K Filing, the Purchaser may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement or the Warrants or any of the documents executed in connection herewith or therewith.

(j)                 Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than the Placement Agent), or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

(k)               Except as disclosed in the Form 8-K Filing, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement. The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchaser regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that the Purchaser does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 5.

7.             Press Release and Form 8-K. The Company and the Purchaser agree that the Company shall issue a press release and file a Form 8-K disclosing the material terms of the transactions contemplated hereby and attaching a copy of the Subscription Agreement and Notes (the “Form 8-K Filing”), and shall be in a form reasonably acceptable to the Purchaser. From and after the Form 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to the Purchaser by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries from and after the Form 8-K Filing without the express prior written consent of such Purchaser.

8.             Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

9.             Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed email or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties at their respective address, email or facsimile number set forth on the signature page hereto, or to such other address as such party shall have furnished in writing in accordance with the provisions of this Section 9.

10.           Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any Securities acquired by the Purchaser shall be made only in accordance with all applicable laws.

11.           Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly- performed within said State.

12.           Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York located in New York county and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in such courts, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

13.           Blue Sky Qualification. The purchase of Notes under this Subscription Agreement and the issuance of the Conversion Shares upon the due conversion of the Notes are all expressly conditioned upon the exemption from qualification of the offer and sale thereof, as applicable, from applicable federal and state securities laws. The Company shall not be required to qualify the Offering or any issuance of Conversion Shares under the securities laws of any jurisdiction.

14.           Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

15.           Other Terms.

(a)                For purposes of any presently existing securities of the Company now held or hereafter acquired by the Purchaser or its affiliates that provide for the adjustment of the exercise or conversion price thereof upon the issuance or deemed issuance of shares of Common Stock at a price determined to be less than the exercise or conversion price then in effect, the Purchaser agrees that the effective price at which shares of Common Stock are deemed to be issued as a result of the sale of the Notes and the other transactions contemplated hereby shall be deemed to be $0.20 per share. By way of clarification, the Purchaser agrees that, upon the Closing, the effect of the issuance of the Notes and the consummation of the other transactions contemplated hereby shall be that the adjusted “Exercise Price” of the Company’s outstanding Series A Warrants will be reduced to $0.20 in accordance with the terms of the Series A Warrants, resulting in an additional 5,700,000 shares of Common Stock becoming issuable under the terms of the Series A Warrants.

(b)               Upon consummation of the Closing, the Series C Warrants are hereby amended to change the “Expiration Date” thereof to 5:00 p.m., New York time, on June 2, 2015.

16.           Miscellaneous.

(a)                This Subscription Agreement, including all attachments, schedules and exhibits thereto, constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

(b)               The representations and warranties of the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Securities.

(c)                Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)               This Subscription Agreement may be executed in one or more counterparts (including electronic counterparts), each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. This Agreement will be binding on the parties hereto and their successors, permitted assigns and legal representatives.

(e)                Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)                Paragraph and Section titles are for convenience and descriptive purposes only and are not to be considered in construing or interpreting this Subscription Agreement.

Arch Therapeutics, Inc.

SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT

Purchaser hereby elects to subscribe under the Subscription Agreement for a total of $_______ of the Notes (NOTE: to be completed by Purchaser), and, by execution and delivery hereof), Purchaser hereby executes the Subscription Agreement and agrees to be bound by the terms and conditions of the Subscription Agreement.

Date (NOTE: To be completed by Purchaser): _______________________________

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)

Date	Address

Fax Number	Email Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Entity	Federal Tax Identification Number

By:
Name:	State of Organization
Title:

Date	Address

Fax Number	Email Address

Accepted:

ARCH THERAPEUTICS, INC.

By:
Authorized Officer:

EXHIBIT A

Form of Note